                                                                   EXHIBIT 10.20

                            CII TECHNOLOGIES, INC.

                            REGISTRATION AGREEMENT
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          THIS REGISTRATION AGREEMENT dated as of September 18, 1997 is made by and among CII Technologies, Inc., a Delaware corporation (the "Company"), the
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Persons listed on Schedule A attached hereto (the "CHS Group"), the Persons
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listed on Schedule B attached hereto (the "TCW/Crescent Group"), the Persons
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listed on Schedule C attached hereto (the "Executive Stockholders"), and the
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Persons listed on Schedule D attached hereto (the "Other Investors"). Unless
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otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 9 hereof.
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          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

          1.   Demand Registrations.
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          (a)  Requests for Registration.  At any time the holders of a majority
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of the CHS Registrable Securities may request registration under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations") or, if available, on Form S-2
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or S-3 or any similar short-form registration ("Short-Form Registrations").  All
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registrations requested pursuant to this Section 1(a) are referred to herein as
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"Demand Registrations."  Each request for a Demand Registration shall specify
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the approximate number of CHS Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to Section 1(d) below, will include in such registration all Registrable
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Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (b)  Long-Form Registrations.  The holders of a majority of the CHS
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Registrable Securities shall be entitled to request unlimited Long-Form Registrations in which the Company will pay all Registration Expenses (as defined below in Section 5). All Long-Form Registrations shall be underwritten
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registrations.

          (c)  Short-Form Registrations.  In addition to the Long-Form
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Registrations provided pursuant to Section 1(b), the holders of a majority of
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the CHS Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company will pay all Registration Expenses. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, the Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of

Registrable Securities. All Short-Form Registrations shall be underwritten registrations, unless otherwise agreed to by the Company.

          (d)  Priority on Demand Registrations.  The Company will not include
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in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the number of
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Registrable Securities requested to be included in such registration which in the opinion of such underwriters can be sold without adverse effect, pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder and (ii) second, other securities requested
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to be included in such Demand Registration, pro rata among the holders of such securities on the basis of the number of such securities owned by each such holder.

          (e)  Restrictions on Demand Registrations.  The Company will not be
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obligated to effect any Demand Registration within six months after the effective date of a previous Demand Registration. The Company may postpone for up to six months (from the date of the request) the filing or the effectiveness of a registration statement for a Demand Registration if the Company's board of directors believes that such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided, however, that in such event, the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations hereunder and the Company will pay all Registration Expenses in connection with such registration.

          (f)  Selection of Underwriters.  The holders of a majority of the
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Registrable Securities included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which will not be unreasonably withheld.

          2.   Piggyback Registrations.
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          (a)  Right to Piggyback.  Whenever the Company proposes to register
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any of its equity securities under the Securities Act (other than (i) pursuant to a Demand Registration or (ii) pursuant to a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback
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Registration"), whether or not for sale for its own account, the Company will
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give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (b)  Piggyback Expenses.  The Registration Expenses of the holders of
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Registrable Securities will be paid by the Company in all Piggyback
Registrations.

          (c)  Priority on Primary Registrations. If a Piggyback Registration is
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an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, the Company will include in such registration
(i) first, the securities the Company proposes to sell, (ii) second, the
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Registrable Securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of Registrable Securities owned by each such holder, and (iii) third, other securities requested to be
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included in such registration pro rata among the holders of such securities on the basis of the number of such securities owned by each such holder.

          (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities (it being understood that secondary registrations on behalf of holders of Registrable Securities are addressed in Section 1 above
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rather than this Section 2(d)), and the managing underwriters advise the Company
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in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to
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be included therein by the holders requesting such registration, (ii) second,
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the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such requesting holder, and (iii) third, other securities requested to be included in such registration.

          (e)  Selection of Underwriters.  If any Piggyback Registration is an
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underwritten offering, the selection of the investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration, which approval shall not be unreasonably withheld.

          (f)  Other Registrations.  If the Company has previously filed a
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registration statement with respect to Registrable Securities pursuant to

Section 1 or pursuant to this Section 2, and if such previous registration has
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not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

          3.   Holdback Agreements.
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          (a) Each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten public offering of the Company's equity securities (including Demand and Piggyback Registrations) (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (b) The Company (i) agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten public offering of the Company's equity securities (including Demand and Piggyback Registrations) (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree and (ii) shall cause each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

          4.   Registration Procedures.  Whenever the holders of Registrable
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Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and pursuant thereto the Company will as expeditiously as possible:

          (a) prepare and (within 60 days after the end of the period within which requests for registration may be given to the Company) file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to review of such counsel);

          (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than six months (subject to extension pursuant to Section 7(b)) or, if such registration statement
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relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or
(ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on a securities exchange or the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

          (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

          (m) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

          (n) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters, which letter shall be addressed to the underwriters; and use its reasonable best efforts to cause such cold comfort letter to also be addressed to the holders of such Registrable Securities; and

          (o) obtain an opinion from the Company's outside counsel in customary form and covering such matters of the type customarily covered by such opinions, which opinion shall be addressed to the underwriters and the holders of such Registrable Securities.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

          5.   Registration Expenses.
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          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this
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Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on a securities exchange or the NASD automated quotation system.

          (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

          (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

          6.   Indemnification.
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          (a) The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors, agents, and employees and each Person who controls such holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained (A) in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (B) in any application or other document or communication (in this Section 6 collectively
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called an "application") executed by or on behalf of the Company or based upon
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written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the full extent permitted by law, will indemnify and hold harmless the other holders of Registrable Securities and the Company, and their respective directors, officers, agents and employees and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such holder expressly for use therein; provided, however, that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment or consideration provided by such indemnified party.

          (e)  If the indemnification provided for in this Section 6 is
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unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any losses, claims, damages or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other from the sale of Registrable Securities pursuant to the registered offering of securities as to which indemnity is sought or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other in connection with the registration statement on the other in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Company bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by the Company or by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 6 were
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determined by pro rata allocation (even if the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 6, no seller of Registrable Securities shall be required to contribute
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any amount in excess of the net proceeds received by such Seller from the sale of Registrable Securities covered by the registration statement filed pursuant hereto. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f) The indemnification and contribution by any such party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

          7.   Participation in Underwritten Registrations.
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          (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          (b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e) above, such Person will forthwith
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discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 4(e). In the
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event the Company shall give any such notice, the applicable time period mentioned in Section 4(b) during which a Registration Statement is to remain
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effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section
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7 to and including the date when each seller of a Registrable Security covered
-
by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(e).
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          8.   Current Public Information.  At all times after the Company has
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filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company will file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

          9.   Definitions
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          "CHS Registrable Securities" means (i) all Common Stock issued to
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members of the CHS Group pursuant to the Recapitalization Agreement or the Investor Security Agreement and (ii) all Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above upon exercise, conversion or exchange or by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular CHS Registrable Securities, such securities shall cease to be CHS Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary. For purposes of this Agreement, a Person shall be deemed to be a holder of CHS Registrable Securities, and the CHS Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such CHS Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of CHS Registrable Securities hereunder.

          "Common Stock" means the Common Stock, par value $.01 per share, of
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the Company.

          "Executive" means any person who has been, or will be, employed by the
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Company or any Affiliate thereof and purchases or otherwise acquires securities of the Company.

          "Executive Security Agreements" means the Executive Security
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Agreements, dated as of the date hereof and as of certain future dates, between the Company and certain Executive Stockholders relating to the purchase of securities of the Company; provided that each Executive Stockholder who is a party thereto agrees to be bound by the terms hereof.

          "Other Registrable Securities" means (i) all Common Stock issued to
           ----------------------------
Other Investors pursuant to the Investor Security Agreement, (ii) all Common Stock held by the Participating Stockholders (as defined in the Recapitalization Agreement) as of immediately following the consummation of the transactions contemplated by the Recapitalization Agreement, (iii) all Common Stock issued to the Executive Stockholders pursuant to the Executive Security Agreements, (iv) all Common Stock issued upon exercise of stock options granted pursuant the Company's stock option plans, and (v) all Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clauses (i) through (iv) above upon exercise, conversion or exchange or by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Other Registrable Securities, such securities shall cease to be Other Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary. For purposes of this Agreement, a Person shall be deemed to be a holder of Other Registrable Securities, and the Other Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Other Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Other Registrable Securities hereunder.

          "Person" means an individual, a partnership, a joint venture, an
           ------
association, a joint stock company, a corporation, a limited liability company, a trust, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Recapitalization Agreement" means that certain Recapitalization
           --------------------------
Agreement dated August 6, 1997 by and among the Company and the other parties as specified therein, as amended from time to time.

          "Registrable Securities" means the CHS Registrable Securities, the
           ----------------------
Other Registrable Securities and the TCW Registrable Securities.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar federal law then in force.

          "Securities and Exchange Commission" includes any governmental body or
           ----------------------------------
agency succeeding to the functions thereof.

          "Securities Exchange Act" means the Securities Exchange Act of 1934,
           -----------------------
as amended, or any similar federal law then in force.

          "Investor Security Agreement" means that certain Investor Security
           ---------------------------
Agreement, dated as of the date hereof, by and among CHS, the Company, the members of the TCW/Crescent Group, certain members of the CHS Group and the Other Investors, pursuant to which such Persons purchased securities of the Company that CHS previously agreed to purchase pursuant to the Recapitalization Agreement.

          "TCW Registrable Securities" means (i) all Common Stock issued to
           --------------------------
members of the TCW/Crescent Group pursuant to the Investor Security Agreement,
(ii) all Common Stock issued upon exercise of the Warrants issued to members of the TCW/Crescent Group pursuant to the Warrant Agreement and (iii) all Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clauses (i) and (ii) above upon exercise, conversion or exchange or by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular TCW Registrable Securities, such securities shall cease to be TCW Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary. For purposes of this Agreement, a Person shall be deemed to be a holder of TCW Registrable Securities, and the TCW Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such TCW Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of TCW Registrable Securities hereunder.

          "Warrant Agreement" means that certain Warrant Agreement, dated as of
           -----------------
the date hereof, by and among the Company and the members of the TCW/Crescent Group.

          10.  Miscellaneous.
               -------------

          (a)  No Inconsistent Agreements.  The Company will not hereafter enter
               --------------------------
into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (b)  Adjustments Affecting Registrable Securities.  The Company will
               --------------------------------------------
not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          (c)  Remedies.  Any Person having rights under any provision of this
               --------
Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (d)  Amendments and Waivers.  Except as otherwise provided herein, the
               ----------------------
provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the holders of a majority of the Registrable Securities; provided, however, that in the event that such amendment or waiver would treat a holder or group of holders of Registrable Securities materially and adversely differently from any other holders of Registrable Securities, then such amendment or waiver will require the consent of such holder or the holders of a majority of the Registrable Securities of such group materially adversely treated; provided further that an amendment or modification of this Agreement to add a party hereto and to grant such party registration rights will be effective against the Company and all holders of Registrable Securities if such modification, amendment or waiver is approved in writing by the Company and the holders of a majority of the Registrable Securities. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision in accordance with its terms.

          (e)  Successors and Assigns.  This Agreement shall be binding upon and
               ----------------------
inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the holders of Registrable Securities (or any portion thereof) as such shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof).

          (f)  Severability.  Whenever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (g)  Entire Agreement.  Except as otherwise expressly set forth
               ----------------
herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          (h)  Counterparts.  This Agreement may be executed simultaneously in
               ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          (i)  Descriptive Headings.  The descriptive headings of this Agreement
               --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

          (j)  Governing Law.  The corporate law of the State of Delaware shall
               -------------
govern all issues and questions concerning the relative rights and obligations of the Company and its stock holders. All other issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Illinois, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

          (k)  Notices.  All notices, demands or other communications to be
               -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Such notices, demands and other communications will be sent to the Company at the address indicated below, to any party hereto at the address indicated on Schedule A, Schedule B, Schedule C and Schedule D
                         ----------  ----------  ----------     ----------
attached hereto and to any subsequent holder of Registrable Securities at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party, and to the Company at the address indicated below:

     If to the Company:
     -----------------

               CII Technologies, Inc.
               1396 Charlotte Highway
               Fairview, NC 28730
               Attention:  Chief Executive Officer

               with copies to:
               --------------

               Code, Hennessy & Simmons II, L.P.
               c/o Code, Hennessy & Simmons
               10 South Wacker Drive, Suite 3175
               Chicago, IL  60606
               Attn:  Brian P. Simmons
                      Steven R. Brown

               and

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, IL  60601
               Attn:  Sanford E. Perl

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                                 *  *  *  *  *

          IN WITNESS WHEREOF, the parties hereto have executed this Registration Agreement on the day and year first above written.


COMPANY:                      CII TECHNOLOGIES, INC.


                              By:  _____________________________________

                              Its: _____________________________________


CHS GROUP:                    CODE, HENNESSY & SIMMONS III, L.P.

                              By:   CHS Management III, L.P.
                              Its:  General Partner

                              By:   Code, Hennessy & Simmons, Inc.
                              Its:  General Partner


                              By:  _____________________________________

                              Its: _____________________________________



                              __________________________________________
                              Paige P. Walsh


                              __________________________________________
                              Tracy A. Hogan

            [Continuation of Registration Agreement Signature Page]

TCW/CRESCENT GROUP:           TCW/CRESCENT MEZZANINE
                                  PARTNERS, L.P.
                              TCW/CRESCENT MEZZANINE TRUST
                              TCW/CRESCENT MEZZANINE
                                  INVESTMENT PARTNERS, L.P.

                              By:   TCW/Crescent Mezzanine, L.L.C.
                              Its:  General Partner or Managing Owner


                              By:______________________________________
                                    Name:  ____________________
                                    Title: ____________________

                              By:______________________________________
                                    Name:  ____________________
                                    Title: ____________________



                              TCW LEVERAGED INCOME TRUST, L.P.

                              By:   TCW Advisors (Bermuda), Limited
                              Its:  General Partner

                              By:______________________________________
                                    Name:  ___________________
                                    Title: ___________________


                              By:   TCW Investment Management Company
                              Its:  Investment Advisor

                              By:______________________________________
                                    Name:  ___________________
                                    Title: ___________________

            [Continuation of Registration Agreement Signature Page]


                              TCW SHARED OPPORTUNITY FUND II, L.P.

                              By:   TCW Investment Management Company
                              Its:  Investment Advisor


                              By:______________________________________
                                    Name:  ___________________
                                    Title: ___________________


                              By:______________________________________
                                    Name:  ___________________
                                    Title: ___________________



                              CRESCENT/MACH I PARTNERS, L.P.

                              By:   TCW Asset Management Company
                              Its:  Investment Manager and Attorney-In-Fact


                              By:______________________________________
                                    Name:  ___________________
                                    Title: ___________________


                              By:______________________________________
                                    Name:  ___________________
                                    Title: ___________________

            [Continuation of Registration Agreement Signature Page]


EXECUTIVE STOCKHOLDERS:       ____________________________________________
                              Ramzi A. Dabbagh


                              ____________________________________________
                              Grady D. Taylor


                              ____________________________________________
                              Michael A. Steinback


                              ____________________________________________
                              David Henning


                              ____________________________________________
                              Theodore H. Anderson


                              ____________________________________________
                              Raymond McClinton


                              ____________________________________________
                              Gary L. McGill


                              ____________________________________________
                              Jeffrey W. Boyce


                              ____________________________________________
                              Bascombe Ray


                              ____________________________________________
                              Richard J. Lisdero, Jr.

            [Continuation of Registration Agreement Signature Page]


                              ____________________________________________
                              Kirsten L. Byrd


                              ____________________________________________
                              Rennard A. Madrazo


                              ____________________________________________
                              Carl R. Freas


                              ____________________________________________
                              George L. Sutton


                              ____________________________________________
                              Timothy B. Hasenour


                              ____________________________________________
                              Thomas A. Witte


                              ____________________________________________
                              Douglas D. Wagenknecht


                              ____________________________________________
                              Daniel R. McAllister


                              ____________________________________________
                              Patrick J. McPherson


                              ____________________________________________
                              Robert A. Helman

            [Continuation of Registration Agreement Signature Page]


                              ____________________________________________
                              Michael J. Moschitto


                              ____________________________________________
                              Michael H. Molyneux


                              ____________________________________________
                              James R. Mikesell


                              ____________________________________________
                              Joseph R. Murach


                              ____________________________________________
                              Mary Lynn Papador


                              ____________________________________________
                              Bernard Bush


                              ____________________________________________
                              Don L. McGowan

            [Continuation of Registration Agreement Signature Page]


OTHER INVESTORS:


                              ____________________________________________
                              Don E. Dangott


                              ____________________________________________
                              Alan D. Gordon


                              ____________________________________________
                              Jan Endresen

            [Continuation of Registration Agreement Signature Page]

                              CIIT HOLDINGS, LLC


                              By:_____________________________________
                                    Name:  _________________
                                    Title: _________________

                                   SCHEDULE A

                                   CHS GROUP
                                   ---------




Code, Hennessy & Simmons II, L.P.
c/o Code, Hennessy & Simmons
10 South Wacker Drive, Suite 3175
Chicago, IL  60606
Attn:  Brian P. Simmons
     Steven R. Brown


       with a copy to:
       --------------
       Kirkland & Ellis
       200 East Randolph Drive
       Chicago, IL  60601
       Attn:  Sanford E. Perl


Tracy A. Hogan
c/o Code, Hennessy & Simmons
10 South Wacker Drive, Suite 3175
Chicago, IL  60606

Paige Walsh
c/o Code, Hennessy & Simmons
10 South Wacker Drive, Suite 3175
Chicago, IL  60606

                                   SCHEDULE B

                               TCW/CRESCENT GROUP


TCW/Crescent Mezzanine Partners, L.P.
c/o TCW/Crescent Mezzanine, L.L.C.
11100 Santa Monica Boulevard, Suite 2000
Los Angeles, CA 90025
Attn:  Jean-Marc Chapus

TCW/Crescent Mezzanine Trust
c/o TCW/Crescent Mezzanine, L.L.C.
11100 Santa Monica Boulevard, Suite 2000
Los Angeles, CA 90025
Attn:  Jean-Marc Chapus

TCW Leveraged Income Trust, L.P.
c/o Trust Company of the West
11100 Santa Monica Boulevard, Suite 2050
Los Angeles, CA 90025
Attn: Jean-Marc Chapus

TCW Shared Opportunity Fund II, L.P.
c/o TCW/Crescent Mezzanine, L.L.C.
11100 Santa Monica Boulevard, Suite 2000
Los Angeles, CA 90025
Attn:  Jean-Marc Chapus

TCW/Crescent Mezzanine Investment Partners, L.P.
c/o TCW/Crescent Mezzanine, L.L.C.
11100 Santa Monica Boulevard, Suite 2000
Los Angeles, CA 90025
Attn:  Jean-Marc Chapus

Crescent/MACH I Partners, L.P.
       c/o Trust Company of the West
       200 Park Avenue, Suite 2200
       New York, New York 10166
       Attn:  Mark Gold

       c/o Trust Company of the West
       11100 Santa Monica Boulevard, Suite 2050
       Los Angeles, CA 90025
       Attn: Alena Tabera

each with a copy to:
-------------------

       O'Melveny & Myers                  and   TCW/Crescent Mezzanine, L.L.C.
       555 13th Street, N.W., Suite 500W        200 Crescent Court, Suite 1600
       Washington, D.C.  20004                  Dallas, TX 75201
       Attn:  Harold H. Henderson               Attn:  Timothy P. Costello

                                  SCHEDULE C

                             EXECUTIVE STOCKHOLDERS
                             ----------------------



Ramzi A. Dabbagh
Grady D. Taylor
Michael A. Steinback
David Henning
Theodore H. Anderson
Raymond McClinton
Gary L. McGill
Jeffrey W. Boyce
Bascombe Ray
Richard J. Lisdero, Jr.
Kirsten L. Byrd
Rennard A. Madrazo
Carl R. Freas
George L. Sutton
Timothy B. Hasenour
Thomas A. Witte
Douglas D. Wagenknecht
Daniel R. McAllister
Patrick J. McPherson
Robert A. Helman
Michael J. Moschitto
Michael H. Molyneux
James R. Mikesell
Joseph R. Murach
Mary Lynn Papador
Bernard Bush
Don L. McGowan

c/o Ramzi A. Dabbagh
CII Technologies, Inc.
1396 Charlotte Highway
Fairview, NC 28730

                                  SCHEDULE D

                                OTHER INVESTORS
                                ---------------


Don E. Dangott
9459 North Broadmoor Road
Milwaukee, WI 53217

Alan D. Gordon
c/o  Richland, Gordon & Company
9330 Sears Tower
233 South Wacker Drive
Chicago, IL 60606

CIIT Holdings, LLC
c/o Bob Calton
Bowles Hollowell Conner & Co.
227 W. Trade Street
Charlotte, North Carolina 28202

Jan Endresen
c/o AeroTech World Tade Corporation
11 New King Street
White Planes, NY  10606